Exhibit 10.41

conversion AGREEMENT

This Conversion Agreement (this “Agreement”) is made as of June 8, 2020, by and among Ocuphire Pharma, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers (the “Schedule of Purchasers”) on Exhibit A attached hereto (collectively, the “Purchasers” and each, without distinction, a “Purchaser”).

Recitals

Whereas, the Company and the Purchasers previously entered into that certain Amended and Restated Mezz Note Purchase Agreement dated January 22, 2019 as further amended by the terms and conditions of the certain First Amendment to Amended and Restated Mezz Note Purchase Agreement and Mezz Convertible Subordinated Promissory Notes dated November 20, 2019 (as amended, modified or supplemented, the “Purchase Agreement”), pursuant to which the Company issued the Company’s Mezz Convertible Subordinated Promissory Notes (as amended, modified or supplemented, the “Notes”) to the Purchasers;

Whereas, the Company, a Delaware corporation whose securities are listed on The Nasdaq Capital Market (“Parent”), and Razor Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger and Reorganization, following the date hereof (as amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub shall be merged with and into the Company, with the Company continuing as the surviving corporation thereafter (the “Merger”);

Whereas, as an inducement to the Company’s and Parent’s willingness to enter into the Merger Agreement and consummate the transactions contemplated thereby, transactions from which the Purchasers believe they will derive substantial benefits through their ownership interests in the Company, the Purchasers are entering into this Agreement; and

Whereas, pursuant to Section 5.8 of the Purchase Agreement and Section 11(d) of the Notes, the Company and the Purchasers, constituting the holders of at least a majority of the aggregate Principal Amount (as defined in the Purchase Agreement) of the Notes, desire to amend the Purchase Agreement and the Notes as set forth in this Agreement to provide for the conversion of the Notes into shares of the Company’s common stock prior to the effectiveness of the Merger. Unless otherwise provided, capitalized terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Merger Agreement, the Purchase Agreement and the Notes.

Agreement

Now, Therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.            Acknowledgement and Agreement. The Company and each of the Purchasers acknowledge and hereby agree that this Agreement and the transactions contemplated hereby shall constitute an amendment of and waiver with respect to the Purchase Agreement and the Notes, and an agreement for the conversion of the Notes, by the written consent of the Company and the Purchasers representing the holders of at least a majority of the aggregate Principal Amount of the Notes pursuant to Section 5.8 of the Purchase Agreement and Section 11(d) of the Notes. Each Purchaser hereby covenants and agrees to provide any transferee of such Purchaser’s Note with a copy of this Agreement.

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2.            Conversion of the Notes.

(a)          Automatic Conversion. Notwithstanding anything to the contrary contained in the Purchase Agreement or the Notes, upon such date selected by the Company following Parent’s receipt of the Required Parent Stockholder Vote and prior to the effectiveness of the Merger (the “Conversion Event”), each Note shall automatically and without any action required by any Purchaser or the Company be cancelled and, simultaneously with such cancellation, convert into that number of fully paid and non-assessable shares of the Company’s common stock (the “Conversion Shares”) that is equal to (x) One Hundred Seventy-Five Percent (175%) times (y) the Note Value applicable to such Note divided by (z) the Conversion Price, rounded to the nearest whole share.

(b)          Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

(i)           “Conversion Price” for the purposes of this Agreement means the per share price resulting from the quotient of (1) $100,000,000 less the aggregate amount of One Hundred Seventy-Five Percent (175%) times the Note Value of all of the Notes divided by (2) the Fully Diluted Shares.

(ii)          “Fully Diluted Shares” shall mean as of each such date of determination the sum of the following: (1) all of the issued outstanding shares of the Company’s common stock; and (2) the aggregate number of shares of the Company’s common stock reserved for issuance under all outstanding options or other awards under equity incentive plans of the Company in effect as such date of determination.

(iii)         “Note Value” means the outstanding principal balance of, plus the accrued but unpaid interest on, each Note.

(c)          Notice of the Conversion Event. The Company shall provide each Purchaser written (or electronic) notice within two (2) Business Days of the occurrence of the Conversion Event.

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(d)          Effect of the Issuance of the Conversion Shares on the Notes. Upon the conversion of the Notes and issuance of the Conversion Shares to the Purchasers, each Purchaser hereby agrees that (i) each Note and all rights, title and interest arising from each such Note shall be deemed cancelled and extinguished, without need for surrender to the Company of the Notes or any other further action by any of the parties to the Notes or the Purchase Agreement; (ii) all of the Notes and the Purchase Agreement shall thereupon be null and void and have no further force or effect; and (iii) all obligations of the Company owing to the Purchasers under the Notes and the Purchase Agreement, including, without limitation, principal, interest, fees and all other obligations, shall be unconditionally and irrevocably fully paid, discharged and satisfied in full, all without further action being required to effectuate the foregoing. The Purchasers hereby agree that, as of the Conversion Event, except for the right of the Purchasers to receive the Conversion Shares and as set forth in Section 2(h) below, all rights and obligations of the Purchasers and the Company with respect to such Purchaser’s Note or the Purchase Agreement shall terminate in their entirety. The Purchasers hereby waive all notice provisions in the Purchase Agreement, the Notes and any related documents. To the extent necessary or required to effectuate the conversion of the Notes and the other transactions contemplated hereby, the Company and each Purchaser agree that this Agreement constitutes an amendment to the Purchase Agreement and the Notes and shall supersede all terms of the Purchase Agreement and the Notes that are inconsistent with the terms of this Agreement, and specifically, the Purchasers executing this Agreement hereby consent and agree that each Purchaser shall be subject to the conversion of the Notes on the terms stated herein in accordance with the terms of the Notes as amended hereby, whether or not all of the Purchasers execute this Agreement. For the avoidance of doubt, the non-delivery by any Purchaser of its original Note(s) to the Company on or after the date of the Conversion Event shall not have the effect of giving such Purchaser, or any person or entity claiming under, through or by right of the Purchaser, nor any successor, assignee or other party, any rights therein or thereto.

(e)          Acknowledgement of the Merger and Transactions Contemplated by the Merger Agreement. By execution of this Agreement, each Purchaser acknowledges and agrees that (i) upon the consummation of the Merger, the Conversion Shares will be subject to the terms and conditions and related treatment of the shares of the Company’s common stock as set forth in the Merger Agreement; (ii) following the issuance of the Conversion Shares and pursuant to the terms and conditions of the Merger Agreement, the Company may elect to consummate a reverse stock split with respect to its capital stock and that the Conversion Shares will be subject to any such reverse stock split; and (iii) prior to the issuance of the Conversion Shares, the requisite holders of the Company’s common stock approved and authorized the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement.

(f)           Agreement to Consent to and Vote in Favor of the Merger and the Merger Agreement. By execution of this Agreement, each Purchaser covenants and agrees that at any meeting of the stockholders of Company (the “Company Stockholders”), however called, and at every adjournment or postponement thereof (or pursuant to a written consent of the Company Stockholders acting by written consent in lieu of a meeting), concerning any proposal related to the Merger or the transactions contemplated by the Merger Agreement, such Purchaser shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and to vote the Conversion Shares (i) in favor of adopting the Merger Agreement and approving the Merger and the other transactions and actions contemplated by the Merger Agreement, (ii) against the approval of any proposal made in opposition to the adoption of the Merger Agreement or the Merger or the other transactions contemplated by the Merger Agreement or in competition or inconsistent with the Merger and the other transactions contemplated by the Merger Agreement and (iii) against any action, proposal or agreement that (x) would reasonably be expected to result in a breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement or (y) would reasonably be expected to prevent or materially delay or adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

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(g)          Joinder to the Stockholders Agreement. By execution of this Agreement, upon the issuance of the Conversion Shares each Purchaser shall (i) become party to, and the Conversion Shares shall become subject to, that certain Stockholders Agreement dated April 10, 2018 entered into by and among the Company and the Stockholders named therein (the “Stockholders Agreement”) and (ii) be considered a “Stockholder” for all purposes under the Stockholders Agreement and have all of the rights and obligations of a “Stockholder” under the Stockholders Agreement until the Stockholders Agreement is terminated in accordance with the terms and conditions set forth in Section 6.5 of the Stockholders Agreement. By execution hereof, each Purchaser represents and warrants that such Purchaser has received, reviewed and understood the provisions of the Stockholders Agreement and agrees to be bound thereby to the extent provided in this Section 2(g), and that delivery of this Agreement constitutes delivery of a counterpart signature page thereto by such Purchaser.

(h)          Lockup Agreement. Notwithstanding anything contained to the contrary in the Notes, by execution of this Agreement, upon the issuance of the Conversion Shares, each Purchaser hereby covenants and agrees with the Company, and for the express benefit of Parent, as follows:

(i)            In connection with, and as a material inducement to, each of the parties entering into the Merger Agreement and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, such Purchaser, by executing this Agreement, irrevocably agrees that, without the prior written consent of Parent, during the period commencing at the Effective Time and continuing until the end of the Lock-Up Period (as hereinafter defined), such Purchaser will not:  (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of or lend, directly or indirectly, any shares of Parent Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Parent Common Stock (including without limitation, Parent Common Stock or such other securities which may be deemed to be beneficially owned by such Purchaser in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise of a stock option, restricted stock unit or warrant) whether now owned or hereafter acquired (collectively, the “Parent Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Parent Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Parent Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Parent Common Stock or any security convertible into or exercisable or exchangeable for Parent Common Stock; (4) except for any voting agreement entered into as of the date hereof by such Purchaser with Parent and the Company or pursuant to the Stockholders Agreement, grant any proxies or powers of attorney with respect to any Parent Securities, deposit any Parent Securities into a voting trust or enter into a voting agreement or similar arrangement or commitment with respect to any Parent Securities; or (5) publicly disclose the intention to do any of the foregoing (each of the foregoing restrictions, the “Lock-Up Restrictions”).

(ii)          Notwithstanding the terms of Section 2(h) above, the Lock-Up Restrictions shall automatically terminate and cease to be effective on the date that is one-hundred and eighty (180) days after the Effective Time.  The period during which the Lock-Up Restrictions apply to the Parent Securities shall be deemed the “Lock-Up Period” with respect thereto.

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(iii)         Such Purchaser agrees that the Lock-Up Restrictions preclude such Purchaser from engaging in any hedging or other transaction with respect to any then-subject Parent Securities which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of such Parent Securities even if such Parent Securities would be disposed of by someone other than such Purchaser.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to such Parent Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Parent Securities.

(iv)          Notwithstanding the foregoing, such Purchaser may transfer or sell any of the Parent Securities (1) if such Purchaser is a natural person, (u) to any person related to such Purchaser by blood or adoption who is an immediate family member (not more remote than first cousin), or a family member by marriage or domestic partnership (a “Family Member”), (v) as a bona fide gift or charitable contribution, (w) to any trust for the direct or indirect benefit of such Purchaser or any Family Member of such Purchaser, (x) to such Purchaser’s estate, following the death of such Purchaser, by will, intestacy or other operation of law, (y) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement, or (z) to any partnership, corporation, limited liability company, investment fund or other entity which is controlled by such Purchaser and/or by any Family Member of such Purchaser; (2) if such Purchaser is a corporation, partnership, limited liability company, trust or other business entity, (y) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of such Purchaser or (z) as distributions or dividends of shares of Parent Common Stock or any security convertible into or exercisable for Parent Common Stock to limited partners, limited liability company members or stockholders of such Purchaser or holders of similar equity interests in such Purchaser, (3) if such Purchaser is a trust, to the beneficiary of such trust, (4) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under above clauses (1) through (3), (5) to Parent in a transaction exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) upon a vesting event of the Parent Securities or upon the exercise of options or warrants to purchase Parent Common Stock on a “cashless” or “net exercise” basis or to cover tax withholding obligations of such Purchaser in connection with such vesting or exercise (but for the avoidance of doubt, excluding all manners of exercise that would involve a sale in the open market of any securities relating to such options or warrants, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise), (6) to Parent in connection with the termination of employment or other termination of a service provider and pursuant to agreements in effect as of the Effective Time whereby Parent or the Company has the option to repurchase such shares or securities, (7) acquired by such Purchaser in open market transactions after the Effective Time, (8) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Parent Securities shall remain subject to the restrictions contained in this Agreement, or (9) pursuant to an order of a court or regulatory agency; provided, in the case of clauses (1)-(4), that (A) such transfer shall not involve a disposition for value and (B) the transferee shall have executed and delivered a Lock-Up Agreement with terms and in a form substantially identical to this Agreement with respect to the shares of Parent Common Stock or other securities so transferred; and provided,  further, in the case of clauses (1)-(7), no filing or public announcement under the Exchange Act or otherwise shall be required or voluntarily made by any person in connection with such transfer.

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(v)           In addition, the foregoing restrictions shall not apply to (1) the exercise of stock options granted pursuant to equity incentive plans existing immediately following the Effective Time, including the “net” exercise of such options in accordance with their terms and the surrender of Parent Common Stock in lieu of payment in cash of the exercise price and any tax withholding obligations due as a result of such exercise (but for the avoidance of doubt, excluding all manners of exercise that would involve a sale in the open market of any securities relating to such options, whether to cover the applicable aggregate exercise price, withholding tax obligations or otherwise); provided that it shall apply to any of the Parent Securities issued upon such exercise, (2) the sale or transfer of Parent Common Stock in an amount approximately equivalent to satisfy any income tax liabilities associated with ownership of Parent Securities; (3) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that (A) such Plan does not provide for the transfer of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock during the Lock-Up Period and (B) no public announcement or filing with the SEC or other regulatory authority is required or voluntarily made by or on behalf of such Purchaser, Parent or any other person, prior to the expiration of the Lock-Up Period, in connection with the establishment of such Plan or any transactions contemplated thereunder; or (4) shares of Parent Common Stock acquired by such Purchaser in open market transactions after the Effective Time.

(vi)          Any attempted transfer in violation of this Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Agreement, and will not be recorded on the share register of Parent.  In furtherance of the foregoing, such Purchaser hereby agrees and consents to the entry of “stop transfer” instructions with Parent’s transfer agent and registrar relating to the transfer of such Purchaser’s shares of Parent Common Stock in violation of this Agreement and further agrees that Parent and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Parent Common Stock if such transfer would constitute a violation or breach of this Agreement.

(vii)         Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing such Purchaser’s ownership of Parent Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A CONVERSION AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

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(viii)       In the event that any holder of Parent Securities that is subject to a substantially similar agreement entered into by such holder and that acquired such Parent Securities as a former securityholder of the Company pursuant to the Merger Agreement, other than such Purchaser, is permitted by Parent to sell or otherwise transfer or dispose of shares of Parent Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder, the same percentage of shares of Parent Common Stock held by such Purchaser shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”). Upon the release of any Parent Securities from this Agreement, the Company will cooperate with such Purchaser to facilitate the timely preparation and delivery of evidence of book-entry shares representing the Parent Securities without the restrictive legend above or the withdrawal of any stop transfer instructions.

(ix)          Such Purchaser understands that such Purchaser shall be released from all obligations under this Agreement upon the earlier of (1) the expiration of the Lock-Up Period, and (2) if the Merger Agreement is terminated prior to the Effective Time pursuant to its terms, upon the date of such termination.

(x)           Any and all remedies expressly conferred upon Parent and the Company under this Section 2(h) will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, and the exercise by Parent and/or the Company of any one remedy will not preclude the exercise of any other remedy.  Such Purchaser agrees that irreparable damage would occur to Parent and the Company in the event that any provision of this Section 2(h) were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that Parent and the Company shall be entitled to an injunction or injunctions to prevent breaches of this Section 2(h) and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent and the Company are entitled at law or in equity, and such Purchaser waives any bond, surety or other security that might be required of Parent or the Company with respect thereto.

(xi)          Such Purchaser acknowledges and agrees that Parent is an intended third party beneficiary of this Section 2(h) and that following the conversion of such Purchaser’s Note pursuant to the terms and conditions of this Agreement, Parent shall be entitled to enforce the rights and restrictions set forth in this Section 2(h) directly against such Purchaser. Such Purchaser acknowledges and agrees that this Section 2(h) constitutes an amendment to Section 2(g) of the Notes and is binding and enforceable against all of the Purchasers pursuant to Section 11(d) of the Notes and shall survive the conversion of the Notes notwithstanding anything to the contrary set forth in this Agreement.

(xii)        Prior to the Effective Time, with the prior written consent of the Company and Parent, the Company may release such Purchaser in whole or in part of the restrictions set forth in this Section 2(h) if necessary or desirable in connection the continued listing of Parent Securities on The Nasdaq Capital Market following the completion of the Merger by providing such Purchaser with written notice of the amount of Parent Securities released by the Company and Parent pursuant to this Section 2(h)(xii).

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3.            Closing.

(a)           The consummation of the conversion of the Notes into the Conversion Shares contemplated by Section 2, and the other transactions contemplated herein, shall be deemed to occur on the date of the Conversion Event and in any event prior to the effectiveness of the Merger. If the Conversion Event does not occur, this Agreement and the transactions contemplated hereby shall be null and void.

(b)           At or promptly following the date of the Conversion Event, the Company shall deliver or cause to be delivered to each Purchaser a certificate representing such Purchaser’s Conversion Shares, or written confirmation that such Conversion Shares have been issued in book-entry form.

4.            Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, on the date of this Agreement and as of the date of the Conversion Event that:

(a)          Authorization. Such Purchaser has full power, right, authority and capacity to enter into and perform this Agreement and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Purchaser. This Agreement is the legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and bankruptcy, insolvency, fraudulent transfer, and conveyance and similar laws affecting creditors’ rights and remedies generally.

(b)          Ownership of the Notes; Acknowledgement of Cancellation of the Notes upon Issuance of the Conversion Shares. Such Purchaser hereby agrees that the entire amount owed under such Purchaser’s Note(s) is being tendered to the Company on the date of the Conversion Event in exchange for the applicable Conversion Shares that such Purchaser is entitled to received pursuant to Section 2(a), and that effective upon the Company’s and such Noteholder’s execution and delivery of this Agreement, without any further action required by the Company or such Purchaser, such Notes and all obligations set forth therein shall, as of the effectiveness of the date of the Conversion Event and in any event prior to the effectiveness of the Merger, be immediately deemed repaid in full and terminated in their entirety. Such Purchaser hereby waives any notice provisions set forth in the Notes or the Purchase Agreement and agrees that upon and subject to the issuance by the Company of the Conversion Shares in accordance with Section 2(a), (i) all obligations represented by the Notes and the Purchase Agreement (including any discount and interest related provisions set forth therein) shall automatically be satisfied in full and cancelled, without any further action required, and this Section 4(b) shall constitute an instrument of cancellation for such obligations, and (ii) each agreement and instrument entered into by the Company and/or each Purchaser in connection with the Notes and the Purchase Agreement will be terminated in their entirety, without any further action required, and this Section 4(b) shall constitute an instrument of termination for such agreements and instruments. Such Purchaser represents that it is the legal and beneficial owner of the Note(s) being tendered to the Company in exchange for the applicable Conversion Shares that such Purchaser is entitled to received pursuant to Section 2(a), and such Purchaser has good and marketable title to such Note(s), free and clear of all liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind or other defects in title.

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(c)          Investment Representations. Such Purchaser understands that the Conversion Shares have not been registered under the Securities Act of 1933 as amended (the “Securities Act”) or any securities, “blue sky” or other similar laws of any state of the United States (“State Securities Laws”). Such Purchaser also understands that the Conversion Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser’s representations contained in this Agreement. Such Purchaser hereby further represents and warrants as follows:

(i)           Such Purchaser understands and accepts that the purchase of the Conversion Shares involves various risks. Such Purchaser represents that it is able to bear any loss associated with an investment in the Conversion Shares. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it has the necessary knowledge and experience to evaluate, and is capable of evaluating, the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Conversion Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser understands that the Company has no present intention of registering the Conversion Shares. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Conversion Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

(ii)          Such Purchaser has been furnished all materials relating to the Company and the Conversion Shares that it has requested and has been afforded the opportunity to obtain any additional information necessary to evaluate such Purchaser’s participation in the transactions contemplated by this Agreement.

(iii)         Such Purchaser is acquiring the Conversion Shares for such Purchaser’s own account for investment only, and not with a view towards their distribution. Such Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(iv)          Such Purchaser represents that by reason of its, or of its management’s, business or financial experience, such Purchaser has the capacity to protect such Purchaser’s own interests in connection with the transactions contemplated in this Agreement. Such Purchaser is not acquiring the Conversion Shares as a result of any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication regarding the Conversion Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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(v)           Such Purchaser is an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as such Purchaser (1) has an individual net worth, or joint net worth with his spouse, in excess of $1,000,000, excluding as an asset the value of his primary residence but including as a liability any indebtedness secured by his primary residence in excess of the estimated fair market value of such residence, and/or (2) had an individual income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(vi)          Neither such Purchaser nor any of such Purchaser’s Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) of the Securities Act. For purposes of this Agreement, a “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

(d)          Tax Consequences. Such Purchaser has reviewed with such Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Such Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Such Purchaser understands that such Purchaser (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement, including without limitation the issuance of the Conversion Shares.

(e)          Company Information.

(i)            Such Purchaser confirms that it is not relying on any communication (written or oral) of the Company as investment advice or as a recommendation to acquire the Conversion Shares. It is understood that information and explanations related to the terms and conditions of the Conversion Shares provided by the Company shall not be considered investment advice or a recommendation to purchase the Conversion Shares, and that the Company is neither acting nor has acted as an advisor to such Purchaser in deciding to invest in the Conversion Shares. Such Purchaser acknowledges that the Company has not made any representation regarding the proper characterization of the Conversion Shares for purposes of determining the Purchaser’s authority to invest in the Conversion Shares.

(ii)           Such Purchaser confirms that the Company has not (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Conversion Shares or (2) made any representation to such Purchaser regarding the legality of an investment in the Conversion Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Conversion Shares, such Purchaser is not relying on the advice or recommendations of the Company and such Purchaser has made its own independent decision that the investment in the Conversion Shares is suitable and appropriate for such Purchaser.

(iii)         Such Purchaser is familiar with the business and financial condition and operations of the Company. Such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Such Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

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(f)           Rule 144. Such Purchaser acknowledges and agrees that the Conversion Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of Conversion Shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of Conversion Shares being sold during any three-month period not exceeding specified limitations.

(g)          Resale. Such Purchaser agrees: (i) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the Conversion Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Conversion Shares under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (ii) that certificates representing the Conversion Shares will bear a legend making reference to the foregoing restrictions and shall bear (without duplication) the Legend (as defined in Section 2.5(a) of the Stockholders Agreement) pursuant to Section 2.5(a) of the Stockholders Agreement; and (iii) that the Company shall not be required to give effect to any purported transfer of such Conversion Shares except upon compliance with the foregoing restrictions and the restrictions on transfer set forth in the Stockholders Agreement.

5.            Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

(a)          Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)          Authorization. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement, when duly executed and delivered by the parties to this Agreement, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Company, except as enforcement may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors’ rights generally and except as enforcement is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(c)          Authorization of Conversion Shares. The Conversion Shares will be duly authorized by the Company prior to the date of the Conversion Event, and when issued and delivered by the Company in accordance with the terms and conditions of this Agreement will be validly issued, fully paid and non-assessable.

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6.            Confidentiality. Except as and to the extent required by law, without the prior written consent of the Company, the Purchasers will not, and will direct their representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise to disclose or to permit the disclosure of the existence of discussions regarding, the Merger, the Merger Agreement or any of the terms, conditions or other aspects of the transactions contemplated by this Agreement. If a Purchaser is required by law to make any such disclosure, it must first provide to the Company the content of the proposed disclosure, the reasons that such disclosure is required by law and the time and place that the disclosure will be made.

7.            Miscellaneous.

(a)          Benefit and Assignment. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and, solely with respect to the rights of Parent set forth in Section 2(h), Parent and their respective successors, assigns, guardians, legal representatives, trustees or heirs. Neither the Purchasers nor the Company may assign any rights or duties under this Agreement without the prior signed written consent of the other party.

(b)          Construction. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Merger Agreement, the Purchase Agreement and the Notes. The terms of this Agreement amend and modify the Purchase Agreement and the Notes as if fully set forth in the Purchase Agreement and the Notes. If there is any conflict between the terms, conditions and obligations of this Agreement and the Purchase Agreement or the Notes, this Agreement’s terms, conditions and obligations shall control. All other provisions of the Purchase Agreement and the Notes not specifically modified by this Agreement are preserved.

(c)          Entire Agreement and Amendment. This Agreement and the Stockholders Agreement, including any schedule or exhibit attached hereto, contains the entire agreement between the Company and the Purchasers with respect to the matters described herein and is a complete and exclusive statement of the terms thereof and supersedes all previous agreements. This Agreement may not be altered or modified except by a writing signed by the Company and the Purchasers representing the holders of a majority of the aggregate Principal Amount of the Notes (a “Majority in Interest”). The conditions or observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Purchasers, only with the consent of the holders of a Majority in Interest. Any amendment or waiver effected in accordance with this shall be binding on all holders of the Notes, even if they do not execute such amendment, consent or waiver, as the case may be.

12

(d)          Waiver. The failure of any party at any time to require performance by any other party of any provision of this Agreement shall not be deemed a continuing waiver of that provision or a waiver of any other provision of this Agreement and shall in no way affect the full right to require such performance from the other party at any time thereafter.

(e)          Governing Law; Consent to Jurisdiction, Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(f)           Further Assistance. Each party shall, at the request of the other party, furnish, execute and deliver such other documents as the other party may reasonably request and shall take such other actions as any other party shall reasonably request, provided only that the furnishing of such documents and taking of such action shall be necessary and convenient to consummate or confirm the transactions contemplated herein.

(g)          Acknowledgment and Waiver. Each of the Purchasers acknowledge that this Agreement has been prepared by legal counsel to the Company and that such Purchaser has been advised to obtain separate legal counsel to represent the legal interests of the Purchaser. Each party to this Agreement acknowledges that Honigman LLP, outside general counsel to the Company (“Honigman”), has in the past represented, is representing, or may now or in the future represent, one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Mezz Conversion”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Mezz Conversion. The applicable rules of professional conduct require that Honigman inform the parties hereunder of this representation and obtain their consent. Honigman has served as outside general counsel to the Company and has negotiated the terms of the Mezz Conversion solely on behalf of the Company. The Company and each Purchaser hereby acknowledge: (i) that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; and (ii) that with respect to the Mezz Conversion, Honigman has represented solely the Company, and not any Purchaser or any stockholder, director, employee, member or manager of the Company or any Purchaser. Each Purchaser gives such Purchaser’s informed consent to Honigman’s representation of the Company in the Mezz Conversion and the transactions contemplated by this Agreement.

13

(h)          Counterparts. This Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or via .pdf format shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to the other party. No party hereto or to any such agreement or instrument will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

Signatures on the Following Page

14

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

RBI Opportunities Fund I, LLC

By:	/s/ David Richmond
Title:	David Richmond, Manager

Principal Amount of Note: $709,200.00

Date of Investment: April 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

RBI Opportunities Fund II, LLC

By:	/s/ David Richmond
Title:	David Richmond, Manager

Principal Amount of Note: $290,800.00

Date of Investment: April 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

RBI Opportunities Fund I, LLC

By:	/s/ David Richmond
Title:	David Richmond, Manager

Principal Amount of Note: $347,574.92

Date of Investment: December 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

RBI Opportunities Fund II, LLC

By:	/s/ David Richmond
Title:	David Richmond, Manager

Principal Amount of Note: $152.425.08

Date of Investment: December 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

RBI Opportunities Fund I, LLC

By:	/s/ David Richmond
Title:	David Richmond, Manager

Principal Amount of Note: $1,000,000.00

Date of Investment: March 10, 2020

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

RBI Opportunities Fund II, LLC

By:	/s/ David Richmond
Title:	David Richmond, Manager

Principal Amount of Note: $250,000.00

Date of Investment: March 10, 2020

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

RBI Opportunities Fund II, LLC

By:	/s/ David Richmond
Title:	David Richmond, Manager

Principal Amount of Note: $500,000.00

Date of Investment: March 10, 2020

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

The Belle Michigan Impact Fund, LP

By:	/s/ Carolyn Cassin
Title:	General Partner

Principal Amount of Note: $200,000.00

Date of Investment: September 14, 2018

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

Belle Michigan Impact Fund Side Car, LP

By:	/s/ Carolyn Cassin
Title:	General Partner

Principal Amount of Note: $250,000.00

Date of Investment: August 17, 2018

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

Belle Michigan Impact Fund Side Car, LP

By:	/s/ Carolyn Cassin
Title:	General Partner

Principal Amount of Note: $50,000.00

Date of Investment: January 22, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

MCN Ocuphire SPE, LLC

By:	/s/ Jim Parker
Title:	President

Principal Amount of Note: $682,500.00

Date of Investment: June 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

BT Capital Management, LLC

By:	/s/ Timothy J. Tichenor
Title:	Managing Director

Principal Amount of Note: $100,000.00

Date of Investment: March 10, 2020

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

Western Michigan University, acting through its Biosciences Research and Commercialization Center

By:	/s/ Patti VanWalbeck
Title:	Assistant Treasurer

Principal Amount of Note: $250,000.00

Date of Investment: May 25, 2018

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Alan R. Meyer

Name: Alan R. Meyer

Principal Amount of Note: $218,982.00

Date of Issue: May 25, 2018

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Alan R. Meyer

Name: Alan R. Meyer

Principal Amount of Note: $25,000.00

Date of Issue: June 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Mina Sooch

Name: Mina Sooch

Principal Amount of Note: $100,000.00

Date of Issue: May 25, 2018

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Mina Sooch

Name: Mina Sooch

Principal Amount of Note: $25,000.00

Date of Issue: December 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Mina Sooch

Name: Mina Sooch

Principal Amount of Note: $75,540.00

Date of Issue: June 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Cam Gallagher

Name: Cam Gallagher

Principal Amount of Note: $50,000.00

Date of Issue: January 22, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Cam Gallagher

Name: Cam Gallagher

Principal Amount of Note: $50,000.00

Date of Issue: December 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Sean Ainsworth

Name: Sean Ainsworth

Principal Amount of Note: $50,000.00

Date of Issue: August 17, 2018

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Sean Ainsworth

Name: Sean Ainsworth

Principal Amount of Note: $50,000.00

Date of Issue: December 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ James S. Manuso

Name: James S. Manuso

Principal Amount of Note: $25,000.00

Date of Issue: January 22, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ James S. Manuso

Name: James S. Manuso

Principal Amount of Note: $25,000.00

Date of Issue: June 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ James S. Manuso

Name: James S. Manuso

Principal Amount of Note: $25,000.00

Date of Issue: December 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Bernhard Hoffmann

Name: Bernhard Hoffmann

Principal Amount of Note: $22,500.00

Date of Issue: June 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

In Witness Whereof, the Company and the Purchasers have made this Agreement effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: President & CEO

THE PURCHASERS:

By:	/s/ Konstantinos Charizanis

Name: Konstantinos Charizanis

Principal Amount of Note: $25,000.00

Date of Issue: June 30, 2019

Signature Page to
Conversion Agreement
Ocuphire Pharma, Inc.

Exhibit A

SCHEDULE OF PURCHASERS

May 25, 2018

Name	Address	Principal Amount ($)
Mina Sooch	[*]	$100,000.00
Michael & Michele DeVries Trust	[*]	$25,000.00
Daniel Oniciu	[*]	$15,000.00
WESTERN MICHIGAN UNIVERSITY, acting through its BIOSCIENCES RESEARCH AND COMMERCIALIZATION CENTER	[*]	$250,000.00
Devang Shah	[*]	$100,000
Alan R. Meyer*	[*]	$218,982.00
Einhorn Associates, Inc.*	[*]	$20,414.00
Cole & Associates*	[*]	$5,064.00
	Total this Closing	$734,460.00

June 30, 2018

Name	Address	Principal Amount ($)
Martha G. Parget Trust FBO Donald R. Parfet U/A/D 11/21/1957	[*]	$100,000.00
Mary C. Vandewiele Trust U/A/D 10/13/2004	[*]	$10,000.00
	Total this Closing	$110,000.00

August 17, 2018

Name	Address	Principal Amount ($)
Michael J. Davies	[*]	$25,000.00
Sean Ainsworth	[*]	$50,000.00

Name	Address	Principal Amount ($)
Belle Michigan Impact Fund Side Car, LP	[*]	$250,000.00
	Total this Closing	$325,000.00

September 14, 2018

Name	Address	Principal Amount ($)
Robert C. Sorenson Pay to: Mainstar Trust, Custodian FBO Inland Eye Specialists Profit Sharing & Savings Plan, FBO Robert C. Sorenson	[*] [*]	$75,000.00
The Belle Michigan Impact Fund, LP	[*]	$200,000.00
	Total this Closing	$275,000.00

January 22, 2019

Name	Address	Principal Amount ($)
Cam Gallagher	[*]	$50,000.00
James S. Manuso	[*]	$25,000.00
Harry M. Kraemer, Jr. and Julie M. Jansen Kraemer	[*]	$100,000.00
Glenn D. Steeg	[*]	$50,000.00
Belle Michigan Impact Fund Side Car, LP	[*]	$50,000.00
Lawrence H.N. Kinet	[*]	$30,000.00
	Total this Closing	$305,000.00

April 30, 2019

Name	Address	Principal Amount ($)
RBI Opportunities Fund I, LLC	[*]	$709,200.00

Name	Address	Principal Amount ($)
RBI Opportunities Fund II, LLC	[*]	$290,800.00
Lawrence J. Fingerle Trust, U/A/D 12-28-90	[*]	$25,000.00
Geebee Thimotheose	[*]	$25,000.00
Tel Ganesan	[*]	$25,000.00
	Total this Closing	$305,000.00

May 30, 2019

Name	Address	Principal Amount ($)
Invest Detroit Foundation d/b/a First Capital Fund	[*]	$200,000.00
Douglas C. Finch Trust u/a/d April 16, 2014	[*]	$25,000.00
Thomas A. Lozser Revocable Trust	[*]	$25,000.00
Brian P. and Cynthia F. Sommer Living Trust u/a/dtd 3-4-2011	[*]	$25,000.00
Cady Investment Co. LLC	[*]	$25,000.00
	Total this Closing	$300,000.00

June 30, 2019

Name	Address	Principal Amount ($)
Edwin R. Clarke, III U/T/A December 22, 1997	[*]	$25,000.00
Michigan Angel Fund III, LLC	[*]	$150,000.00
H.B. Calder Revocable Trust Dated 7.15.2008	[*]	$70,000.00
Warren K. Liu Trust	[*]	$50,000.00
Mark Schumacher Revocable Trust Dated August 7, 2014	[*]	$25,000.00
David & Martha Kershaw JTWROS	[*]	$25,000.00
James S. Manuso	[*]	$25,000.00

Name	Address	Principal Amount ($)
Anup Chattha	[*]	$100,000.00
Joshua M. Hunegs and Emily R. Kaufman Jointly w/ Rights of Survivorship	[*]	$25,000.00
Devang Shah	[*]	$100,000.00
Mina Sooch	[*]	$75,540.00
Jatinder-Bir S. Sandhu	[*]	$200,000.00
Nicholas Franklin Palmer	[*]	$25,000.00
MCN Ocuphire SPE, LLC	[*]	$682,500.00
Atain Specialty Insurance Group	[*]	$350,000.00
Konstantinos Charizanis	[*]	$25,000.00
Bernhard Hoffmann	[*]	$22,500.00
BWA Ocuphire Investment Group, LLC	[*]	$75,000.00
Alan Meyer	[*]	$25,000.00
	Total this Closing	$2,075,540.00

December 30, 2019

Name	Address	Principal Amount ($)
The Roland L. Pohlman III Trust	[*]	$25,000.00
Thomas A. Lozser Revocable Trust	[*]	$25,000.00
Cady Investment Co. LLC	[*]	$25,000.00
Michigan Angel Fund III, LLC	[*]	$50,000.00
RBI Opportunities Fund I, LLC	[*]	$347,574.92

Name	Address	Principal Amount ($)
RBI Opportunities Fund II, LLC	[*]	$152,425.08
Brian P. and Cynthia F. Sommer Living Trust u/a/dtd 3-4-2011	[*]	$25,000.00
James S. Manuso	[*]	$25,000.00
Cam Gallagher	[*]	$50,000.00
Mark Schumacher Revocable Trust Dated August 7, 2014	[*]	$25,000.00
David & Martha Kershaw JTWROS	[*]	$25,000.00
Scott Sproat	[*]	$25,000.00
Mike Davies	[*]	$25,000.00
Lawrence J. Fingerle Trust, U/A/D 12-28-90	[*]	$25,000.00
Bryan Muthig Trust dtd 11/11/11	[*]	$50,000.00
Michael Magdich	[*]	$25,000.00
Ronald B. Greenspun	[*]	$25,000.00
Mina Sooch	[*]	$25,000.00
John Langmore	[*]	$50,000.00
Sean Ainsworth	[*]	$50,000.00
	Total this Closing	$1,075,000.00

January 10, 2020

Name	Address	Principal Amount ($)
Mark Wallace	[*]	$50,000.00
Invest Detroit Foundation d/b/a First Capital Fund	[*]	$25,000.00
Daniel E. Bober Revocable Trust u/a/d 2/26/15	[*]	$12,500.00

Name	Address	Principal Amount ($)
Edwin R. Clarke Trust, III U/T/A December 22, 1997	[*]	$10,000.00
Douglas DeKock Trust dated October 31, 1988	[*]	$50,000.00
	Total this Closing	$147,500.00

March 10, 2020

Name	Address	Principal Amount ($)
BT Capital Management, LLC	[*]	$100,000.00
Douglas C. Finch Trust u/a/d April 16, 2014	[*]	$25,000.00
Koziarz Group LLC	[*]	$50,000.00
Harold N Olsen and Donna J Olsen, Co-Trustees of the Harold N Olsen Revocable Trust dated April 16, 2014	[*]	$25,000.00
RBI Opportunities Fund I, LLC	[*]	$1,000,000.00
RBI Opportunities Fund II, LLC	[*]	$250,000.00
RBI Private Investments III, LLC	[*]	$500,000.00
Robert C. Sorenson Pay to: Mainstar Trust, Custodian FBO Inland Eye Specialists Profit Sharing & Savings Plan, FBO Robert C. Sorenson	[*] [*]	$100,000.00
	Total this Closing	$2,050,000.00
	Total Mezz Note Proceeds	$8,472,500.00